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                   [LOGO] SILICON VALLEY BANK

                            WAIVER AND AMENDMENT AGREEMENT


BORROWER:     TRUEVISION, INC.
ADDRESS:      2500 WALSH AVENUE
              SANTA CLARA, CALIFORNIA  95051

DATE:         AUGUST 20, 1997

    THIS WAIVER AND AMENDMENT AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

    The Parties agree to amend the Loan and Security Agreement between them, dated May 2, 1996, as amended by that certain Loan Modification Agreement dated as of December 18, 1996, as amended by that Amendment to Loan Agreement dated February 21, 1997 and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

    1. LIMITED WAIVER. Silicon and Borrower agree that the Borrower's compliance with the financial covenants set forth in section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)", is hereby waived for the period ending June 30, 1997. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future these covenants or any other provision or term of the Loan Agreement or any related document.

    2. EXTENSION. Silicon and Borrower agree that the Maturity Date as set forth in Section 5.1 of the Schedule to the Loan Agreement is hereby amended to be "September 20, 1997."

    3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

    4. GENERAL PROVISIONS. This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, as so amended, and all other documents and agreements


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between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                 SILICON:
     TRUEVISION, INC.                        SILICON VALLEY BANK


                                             BY_______________________________
     BY_______________________________       TITLE__________________________
       PRESIDENT OR VICE PRESIDENT


     BY_______________________________
         SECRETARY OR ASS'T SECRETARY




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